UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 19, 2021

HUNTINGTON INGALLS INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34910	90-0607005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4101 Washington Avenue Newport News, Virginia	23607
(Address of principal executive offices)	(Zip Code)

(757) 380-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HII	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note.

On August 20, 2021, Huntington Ingalls Industries, Inc., a Delaware corporation (the “Company”), filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8- K (the “Initial 8-K”) to disclose that the Company had completed its previously announced acquisition of Alion Science and Technology Corporation (“Alion”).

This Current Report on Form 8-K/A amends the Initial 8-K to include the historical audited financial statements and unaudited interim financial statements of Alion and the pro forma combined financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial 8-K.

The pro forma financial information included in this Current Report on Form 8-K/A has been presented for informational purposes only, as required by Form 8-K. It does not purport to represent the actual results of operations that the Company and Alion would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the acquisition.

Except as described above, all other information in the Initial 8-K remains unchanged.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The audited consolidated financial statements of Alion for the fiscal years ended September 30, 2020 and 2019 are filed herewith as Exhibit 99.1.

The unaudited condensed consolidated financial statements of Alion for the nine months ended June 30, 2021 are filed herewith as Exhibit 99.2.

(b) Pro forma financial information

The unaudited pro forma combined consolidated statement of financial position of the Company and Alion as of June 30, 2021, which gives effect to the acquisition of Alion as if it had occurred on June 30, 2021, and the unaudited pro forma combined consolidated statement of operations and comprehensive income for the six months ended June 30, 2021 and the 12 months ended December 31, 2020, which give effect to the acquisition of Alion as if it had occurred on January 1, 2020, and the related notes to such unaudited pro forma combined consolidated financial statements are filed herewith as Exhibit 99.3.

(d) Exhibits

Exhibit No.	Description

2.1	Stock Purchase Agreement by and among Alion Holdings LLC, Alion Holding Corp. and Huntington Ingalls Industries, Inc. dated July 4, 2021 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the SEC on July 9, 2021).*

23.1	Consent of PricewaterhouseCoopers LLP, independent auditors of Alion Science and Technology Corporation.

99.1	Audited consolidated financial statements of Alion Science and Technology Corporation for the fiscal years ended September 30, 2020 and 2019.

99.2	Unaudited condensed consolidated financial statements of Alion Science and Technology Corporation for the nine months ended June 30, 2021.

99.3	Unaudited pro forma combined consolidated statement of financial position of Huntington Ingalls Industries, Inc. and Alion Science and Technology Corporation as of June 30, 2021, and the combined consolidated statement of operations and comprehensive income for the six months ended June 30, 2021 and the 12 months ended December 31, 2020, and the related notes to such unaudited pro forma combined consolidated financial statements.

104	Cover Page Interactive Data File (embedded within Inline XBRL document)

*

All exhibits and schedules to the Stock Purchase Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON INGALLS INDUSTRIES, INC.

Date: November 4, 2021	By:	/s/ Nicolas Schuck.
Nicolas Schuck
Corporate Vice President, Controller and Chief Accounting Officer (Duly Authorized Officer and Principal Accounting Officer)